  NASDAQ: WFBI www.wfbi.com Investor Presentation October 22, 2013

Disclaimer WashingtonFirst Bankshares, Inc. and Subsidiary (the “Company”) make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan losses; assessments of market risks; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management’s estimates and projections of future interest rates, market behavior, and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, the Company’s actual future results may differ materially from those indicated. In addition, the Company’s past results of operations do not necessarily indicate its future results. Please also see the discussion of “RISK FACTORS” in the Company’s 10-k dated March 22, 2013 which is available online at www.sec.gov. For further information on the company please contact: Matthew R. Johnson Executive Vice President / Chief Financial Offer (703) 840-2422 mjohnson@wfbi.com 1

Who We Are “People Make the Difference” 2

Board of Directors

Board with diverse experience and strong ties to the Washington, DC metropolitan area

Attorneys



Richard D. Horn
General Counsel



William C. Oldaker
Oldaker Law Group, LLP



Honorable
Joe R. Reeder
Greenberg Traurig

Bankers



Shaza L. Andersen
President & Chief Executive Officer



Joseph S. Bracewell
Chairman of the Board



George W. Connors, IV
President & Chief Credit Officer

Real Estate Professionals



John J. Mahoney
Regional Title Incorporated



William G. Reilly
Champion Title & Settlements, Inc.

Consulting/Government Relations Professionals



C.E. Andrews



Josephine S. Cooper
Josephine Cooper, LLC



Honorable
John H. Dalton
The Financial Services Roundtable



Donald W. Fisher, PhD
American Medical Group Association



Larry D. Meyers
Meyers & Associates



James P. Muldoon
METCOR, Ltd.



General (Ret.)
Johnnie E. Wilson
JWIL, LLC

Entrepreneurs



D. Mark Lowers
Lowers Risk Group



Juan A. Mencia
CubeCorp/ByteTech



Mark C. Michael
Occasions Caterers, Inc.



Kenneth Morrissette
Interstate Worldwide Relocation Services



Gail R. Steckler
Infrastructure Management Group, Inc.

Physicians



Madhu K. Mohan, MD
Riverside Medical Group



Randall S. Peyton, MD
Arthritis & Sports Orthopaedics & Physical Therapy

3

WashingtonFIRSTBANKSHARES, INC.

Senior Management Overview  Longevity amongst experienced, diverse management team  Significant experience and impressive track record in community banking, acquisitions, and creation of franchise value  Sold former bank (Century National) to United Bankshares in 2001 for 3.2x book value  Built WashingtonFirst from a de novo in 2004 into a $1 billion franchise.  Transaction experience includes successful branch and whole bank acquisitions  Demonstrated ability to execute a business plan and deliver results to shareholders  Well connected in the metropolitan Washington DC business/professional community  Significant insider ownership with vested interest  Excellent regulatory relationships 4 Name Age Title Joseph S. Bracewell 66 Chairman of the Board Shaza L. Andersen 47 President/CEO George W. Connors, IV 54 Bank President/CCO Matthew R. Johnson 49 EVP/CFO Richard D. Horn 51 General Counsel

Senior Management Team Joseph S. Bracewell – Chairman of the Board Chairman of the Board of Directors of the Bank and the Company Over 40 years of experience in the banking and legal industries Principal organizer or founding director of six newly-chartered banks, five of which have been profitably sold Previously a member of the Board of Directors of the Independent Community Bankers of America as well as a director and vice chairman of the Federal Home Loan Bank of Atlanta Shaza L. Andersen –President/CEO Founder and Chief Executive Officer of WashingtonFirst Over 24 years of experience in banking including serving as the EVP and COO of Century National Bank from 1994 to 2001 until Century was acquired by United Bank in 2001 Extensive M&A experience Previously served on the Board of Directors of the Federal Home Loan Bank of Atlanta (Vice Chair of the Corporate Governance Committee and a member of the Housing Committee) George W. Connors, IV – Bank President / CCO Founding director and President and Chief Credit Officer of WashingtonFirst Has been in commercial banking for over 30 years, serving in executive management positions at WashingtonFirst, Century National Bank and its successor, United Bank Served as SVP and DC Group Lending Manager for United from 2001 to 2004 and was a voting member of its 7-member Executive Loan Committee 5

Senior Management Team Richard D. Horn – General Counsel & Corporate Secretary Founding director and General Counsel for both the Bank and the Company Prior to joining WashingtonFirst was a partner with the law firm of Bracewell & Giuliani, LLP in Washington, DC Admitted to practice law in Virginia, Maryland and the District of Columbia Matthew R. Johnson – EVP / CFO Executive Vice President and Chief Financial Officer of WashingtonFirst Has been with WashingtonFirst since its inception in 2004 Extensive financial institution planning and development as well as acquisition experience Prior to WashingtonFirst served as the Chief Financial Officer of Capital Bank, NA in Rockville, and also held management positions with Olson Research Associates, Caledonian Venture Partners and Chesapeake Ventures 6

About Our Bank “Consistent Positive Growth” 7

8 (1) Greater Washington Initiative Regional Economic Development (2) Based on Bureau of Economic Analysis database (3) Bureau of Labor Statistics as of July 2013. Actual average unemployment of 7.7% Greater Washington Jobs by Sector (1) 2010 0% 5% 10% 15% 20% 25% Greater Washington Boston San Francisco / San Jose New York Seattle Chicago Philadelphia Atlanta Los Angeles Miami Dallas Houston Percent of Population Age 25+ with Graduate or Professional Degree (1) Unemployment Ratio (3) Per Capita Personal Income (2) , 2011 Market Demographics Well Educated High Income Diversified Economy Low Unemployment

Corporate Overview 9 WashingtonFirst Corporate Office WashingtonFirst Branch Headquarters  Reston, VA Branch Locations  15 branches in VA, MD, and DC Employees  135 full time employees Assets (as of 9.30.13)  $1.1 Billion WashingtonFirst Branch Opening 4Q 2013

Our Strategy WashingtonFirst has exciting growth opportunities ahead but will maintain the discipline and conservative underwriting that has brought past profitability Opportunity Organic Growth  Hire seasoned lenders  Enhance existing footprint  Focus on relationships Blueprint for Achievement Profitability  Continued emphasis on Net Interest Margin  Enhance fee income  Continued diligence on overhead control Opportunistic Growth  Explore potential acquisitions  Cultivate relationships with institutional investors Maintain Credit Quality  Continued diligence on credit quality 10

Strong Financial Growth 11 Total Assets (in millions) Total Deposits (in millions) Pre-Tax Pre-Provision Earnings (in millions) Total Loans (in millions) $2.4* *Represents portion of loan portfolio acquired from Alliance Bank *Represents Brokered Deposits acquired from Alliance Bank * Net M&A and non-recurring items

Loan Composition 12 WashingtonFirst has a diversified loan portfolio September 30, 2013 Amount Number of % ($000s) Loans Yield Acquisition, Development, & Construction $93,819 116 5.58% Commercial Real Estate 500,548 646 5.45% Residential Real Estate 94,108 727 5.06% Commercial & Industrial 123,085 558 5.05% Consumer 3,356 210 4.30% Total Loans $814,916 2,257 5.35%

Our Credit Culture  We regard the money we are lending as our own money  We frown upon speculative lending and expect our borrowers to have a vested interest  We believe in well-documented files and thorough credit analysis, and have received numerous accolades from our regulators and auditors  We look for a primary source of repayment based on a demonstrated cash flow history  We look for an economically independent secondary source of repayment, which usually consists of hard collateral and/or personal guarantees  Our approval process involves multiple loan officers, and all significant loans require the prior approval of a Board Committee  We strive to identify problems early and work them out expeditiously  We have zero tolerance for compliance violations or any kind of insider self-dealing 13

Deposit Composition 14 WashingtonFirst has over two-thirds of its deposits in Non-Interest Bearing and NOW, Money Market & Savings accounts September 30, 2013 Amount Number of Cost of Funds ($000s) Accounts (%) Non-Interest Bearing $259,640 4,930 0.00 NOW, MMA & Savings 378,766 3,684 0.48 Time Deposits 279,832 3,128 0.86 Brokered Deposits 40,160 4 0.87 Total Deposits $958,398 11,746 0.48

Key Performance (YTD) 15  Impressive Financial Growth—Driven by profitability with consistent profit and durable Net Interest Margin.  Strong Asset Quality—Asset quality as measured by NPAs as a percentage of total assets is significantly better than our peer group in the same geographical area.  Effective Control of Operating Expenses—We are leveraging our infrastructure and have an expense ratio that is comparable to more mature banks. Source: SNL Financial * 2008-2012 peer group defined as banks between $300-$600M, 2013 peer group defined as banks between $750M-$1.5B in VA, MD and DC. ** Excludes merger expenses and other non-recurring items. WFBI Peers* WFBI Peers* WFBI** Peers* Net Interest Margin NPAs + 90 Days PD / Assets Efficiency Ratio

 Opportunistic Expansion 16

Our M&A Track Record 17 WashingtonFirst management has a proven track record of completing acquisitions: Century National Bank (CNB) acquisition of DC branch from RTC in 1994 CNB acquisition of McLean branch in 1997 (including capital raising contingency) CNB acquisition of Reston branch in 1998 CNB acquisition of Grandbank in 2000 (whole bank, 100% stock) Sale of CNB to United Bankshares in 2001 WashingtonFirst (WFBI) acquisition of DC branch in 2004 WFBI acquisition of Sterling branch in 2005 WFBI acquisition of First Liberty Bancorp in 2006 (whole bank; cash and stock) WFBI acquisition of Alliance Bankshares in 2012 (whole bank; cash and stock)

18 Extensive Due Diligence  No Surprises  Major components of WFBI due diligence:  Corporate  Financial  Loans  Deposits  Management and operations  Human resources  No Surprises:  We try to understand what is most important to the seller.  We believe in transparency and treating people the way we would like to be treated.  We don’t enter into a transaction with the expectation of re-trading the deal.  Insurance  Real estate, equipment, other personal property  Regulatory  Legal, litigation, claims  Information technology

Alliance Bank Acquisition

Deal Overview

Announcement Date	5/3/2012
Announced Deal Value ($M)	24.2
Announced Deal Value, As Reported ($M)	24.4
Closing Date	12/21/2012
Announced Deal Value Per Share ($)	5.30

Deal Pricing Ratio

Deal Value / Book Value (%)	94.4
Deal Value / Earnings (x)	NM
Price / LTM Core Earnings (x)	NM
Price / Deposits (%)	6.45
Price / Assets (%)	5.12
Tang Book Premium / Core Deposits (%)	(0.09)

Deal Terms

WashingtonFirst Bankshares, Inc. paid $5.30 in cash, or issued 0.4435 share of its common stock, for each share of Alliance Bankshares Corporation, provided cash elections were limited to 20% of all shares of Alliance common stock outstanding.

Exchange Ratio (Common For Common)	0.4435
Total Deal Value Shares	5,109,969

Deal Summary

The consummation of the merger of Alliance into WashingtonFirst was a strategic step toward the goal of expanding the bank's presence in the Washington metropolitan area. This was the fourth and largest acquisition for WashingtonFirst; increasing to fifteen branches and over $1 billion in assets.



Seneca Creek State Park
North Potomac
Rockville
Rock Creek Regional Park
Aspen Hill
Fairland
Travilah
Wheaton-Glenmont
Ashburn
Beltsville
Sterling
Potomac
Great Falls
Silver Spring
College Park
Reston
Hyattsville
Wolf Trap
McLean
Rock Creek Park
Vienna
Washington
Chantilly
Oakton
Manassas National Battlefield Park
Centreville
Fairfax
Annandale
Suitland-Silver Hill
Alexandria
Camp Springs
Bull Run
Yorkshire
Burke
Springfield
Groveton
Clinton
Manassas
Friendly
Newington
Bristow
Mt Vernon
Fort Washington
Lorton
Lake Ridge
Accokeek
Woodbridge

★ WashingtonFirst Corporate Office

★ WashingtonFirst Branch ★ Former Alliance Bank Branch

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WashingtonFIRSTBANKSHARES, INC.

Strategic Importance of the Deal 20  Franchise expansion  Assets > $1 billion  Increased branch network by 50%  Access to capital markets  Strategic investors (led by Endicott and Castle Creek)  NASDAQ listing; increased trading volume  Enhanced visibility and market credibility  Investors  Customers  Key employees  Potential Acquirers  Stronger platform for future growth initiatives  Further expansion into Maryland  Mortgage banking and/or other fee income services  Continuing to build track record as a smart acquirer who knows how to execute

2013 Post-Merger Integration 21 WashingtonFirst has realized post-merger benefits that exceeded our expectations:  Combined core deposits have grown 5.2% in 2013.  YTD loans have grown by 8.6%, net of a $4M portfolio sale.  Non-performing assets are being worked down and remain at manageable levels.  Core processing systems were converted successfully in April.  Reston branches consolidated in April.  Corporate offices consolidated in May.  Tysons branch relocated in October.

Investment Considerations 22

Facts About Our Common Stock 23 Where traded NASDAQ Stock Market Ticker symbol WFBI Shares outstanding (voting) 6,547,493 Shares outstanding (total) 7,643,852 Insider ownership 27% of voting; 23% of total Institutional ownership 19% of voting; 31% of total Stock dividends 5% in 2012; 5% in 2013 Avg. daily volume (30 days) 5,114 Recent price (10/11/13) $13.19 Earnings per share (3Q 2013) $0.27 Earnings per share (TTM) $0.82 Tangible book value (9/30/13) $11.06

WFBI Stock Performance (YTD) 24

Recent M&A Activity in the Washington MSA  On October 22, 2012, F.N.B. Corporation (NYSE: FNB) announced an all-stock deal to acquire Annapolis Bancorp, Inc. (NASDAQ: ANNB)  ANNB had $437M in assets and 8 branches  Deal value at announcement = 161% of TBV  Deal value at completion (April 6, 2013) = 170% of TBV  On January 30, 2013, United Bankshares, Inc. (NASDAQ: UBSI) announced an all-stock deal to acquire Virginia Commerce Bancorp, Inc. (NASDAQ: VCBI)  VCBI had $2.8B in assets and 28 branches  Deal value at announcement = 182% of TBV  The transaction is currently pending regulatory and shareholder approvals  On September 9, 2013, Cardinal Financial Corporation (NASDAQ: CFNL) announced cash-and-stock deal to acquire United Financial Banking Companies, Inc. (OTCBB: UFBC)  UFBC had $331M in assets and 8 branches  Deal value at announcement = 196% of TBV  The transaction is currently pending regulatory and shareholder approvals 25

Investment Highlights 26 Attractive Demographics  Washington DC metropolitan area is well diversified, experiencing significant population growth with above US average median income Strong Asset Quality  The asset quality as measured by NPAs and NCOs as a percentage of total assets is significantly better than peer group in the same geographical area Exciting Growth Opportunities  Untapped niches in our existing market, including new branching opportunities and revenue channels Experienced Management  Strong team with conservative underwriting that has weathered a bad economy and increased the Bank’s profitability Impressive Financial Growth  Driven by profitability with consistent quarter over quarter profit and strong Net Interest Margin

 Questions?  27

Addendum 28  Quarterly Financial Trends Page 29  Credit Composition & Quality Page 30  Capital Strength Page 31 Page Reference

Quarterly Financial Trends 29 $ amounts in thousands 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Net Interest Income $ 5,358 $ 5,358 $ 5,462 $ 5,727 $ 6,380 $ 10,016 $ 9,629 $ 9,824 Provision (credit) for Credit Losses 806 1,221 850 515 639 1,100 975 1,800 Non-interest Income- Other 407 418 305 246 418 494 629 713 Non-interest Income-Non-Recurring* 2,497 821 Non-interest Expense 4,036 3,336 3,820 4,095 4,069 7,045 6,868 6,839 Non-interest Expense- Non-Recurring** 478 723 3,657 Net Income before Taxes 923 1,219 619 640 930 2,365 2,415 2,719 Applicable Income Taxes 446 469 236 257 211 912 865 579 Net Income (Loss) 477 750 383 383 719 1,453 1,550 2,140 Pre-Tax, Pre-Provision Income Net Interest Margin 4.01 4.08 4.01 4.05 4.11 3.99 3.73 3.73 Efficiency Ratio, Excluding Non-Recurring 70.02 57.76 66.24 68.56 59.86 65.91 68.33 64.90 EPS-Net Income (Loss) Available to Common 0.14 0.22 0.11 0.11 0.15 0.19 0.20 0.27 * $2,497 represents gain on acquisition of Alliance Bank. $821 represents one-time gain on sale of loans * *Represents merger costs in conjunction with the acquisition of Alliance Bank.

Credit Composition & Quality 30 $ amounts in thousands 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 TDRs $ 3,226 $ 3,248 $ 2,416 $ 3,216 $ 3,036 $ 5,770 $ 5,575 $ 3,881 90+ days and accruing -- -- -- -- -- -- 2,839 -- Non-accrual 3,078 6,409 5,677 4,619 15,615 13,111 10,903 14,823 OREO 615 615 1,465 1,610 3,294 2,569 2,068 2,221 Other 68 68 68 68 106 51 55 56 Total $ 6,987 $ 10,340 $ 9,626 $ 9,513 $ 22,051 $ 21,501 $ 21,440 $ 20,981 NPAs & 90+ Days Past Due / Assets 1.25% 1.72% 1.68% 1.60% 1.92% 2.02% 1.91% 1.87% NPLs / Loans 1.50% 2.27% 1.82% 1.70% 2.48% 2.47% 2.46% 2.30% Reserves / Loans 1.17% 1.35% 1.29% 1.33% 0.83% 0.81% 0.76% 0.92% Non-GAAR, Adjusted Reserves / Loans 1.17% 1.35% 1.29% 1.33% 2.09% 2.03% 1.77% 1.89% Reserves / NPLs 78.24% 59.60% 70.86% 78.60% 33.56% 32.71% 30.74% 40.14% Net Charge-offs | Average Loans 0.53% 0.38% 0.81% 0.08% 0.46% 0.63% 0.63% 0.12%

Capital Strength 31 $ amounts in thousands 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Total Assets $ 559,462 $ 607,907 $ 571,311 $ 596,104 $ 1,147,818 $ 1,064,382 $ 1,125,059 $ 1,123,191 Total Capital 53,477 54,266 55,075 55,544 101,520 104,266 104,335 106,176 Total Risk Based Capital Ratio 11.84 12.29 12.46 12.50 13.77 14.28 13.82 13.80 Tier 1 Risk Based Capital Ratio 10.73 11.04 10.74 10.73 12.71 13.22 12.83 12.67 Tier 1 Leverage Ratio 9.06 9.30 9.45 9.29 9.97 10.34 10.45 10.52 Tangible Common Equity Ratio 5.77 5.44 5.93 5.76 6.97 7.78 7.36 7.54